Other operating income/(expense)	12 Months Ended
Dec. 31, 2021
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Other operating income/(expense)
7. Other operating income/(expense)

	2021 £m	2020 £m	2019 £m
Fair value remeasurements of equity investments	37	(6)	(14)

Disposal of businesses and assets	591	2,779	541

Fair value remeasurements on contingent consideration recognised in business combinations	(1,058)	(1,286)	(92)

Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	(48)	52	234

Fair value adjustments on derivative financial instruments	(4)	20	–

Other incom e	6	65	20
	(476)	1,624	689
Disposal of businesses and assets in 2021 included a net gain on disposal of the rights to the royalty stream for cabozantinib and a net gain on disposal of the cephalosporin antibiotic brands to Sandoz.
Disposal of businesses and assets in 2020 included a net profit on disposal of the Horlicks and other Consumer Healthcare nutritional brands and two subsidiaries in India and Bangladesh of £2,815 million, which reflected reversal of £240 million of embedded derivative gains on the value of the shares taken in prior years. This was partly offset by the related £476 million loss on the shares in Hindustan Unilever Limited, including fair value remeasurement losses between their acquisition as consideration for the divestment of GSK Consumer Healthcare Limited in India and their subsequent disposal. Other operating income also included an increase in profit and milestone income from a number of asset disposals.
Fair value remeasurements on contingent consideration recognised as business combinations included £1,026 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture and £27 million payable to Novartis related to the Vaccines acquisition, together with fair value movements on related hedging contracts.